As filed with the Securities and Exchange Commission on January 26, 2000
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                          SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

 Filed by the Registrant {x}

 Filed by a Party other than the Registrant {_}

 Check the appropriate box:
 {_}  Preliminary Proxy Statement
 {_}  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
 {_}  Definitive Proxy Statement
 {_}  Definitive Additional Materials
 {x}  Soliciting Material Under Rule 14a-12

                          THE COASTAL CORPORATION
                 -----------------------------------------
              (Name of Registrant as Specified in Its Charter)


                 -----------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

 Payment of Filing Fee (Check the appropriate box):
 {x}  No fee required.
 {_} Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transactions:

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 {_}  Fee paid previously with preliminary materials.

 {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid: _________________________________________
      (2)  Form, Schedule or Registration Statement No.: ___________________
      (3)  Filing Party: ___________________________________________________
      (4)  Date Filed: _____________________________________________________


           The press release described below may be deemed to be solicitation material in respect of the proposed merger ("Merger") of El Paso Merger Company ("Merger Sub"), a wholly-owned subsidiary of El Paso Energy Corporation ("El Paso"), with and into The Coastal Corporation ("Coastal"), pursuant to an Agreement and Plan of Merger, dated as of January 17, 2000, by and among Coastal, El Paso and Merger Sub (the "Merger Agreement"). A press release announcing Coastal's 1999 earnings that alludes to the Merger was issued on January 26, 2000 and is attached hereto as Exhibit 99.1. This filing is being made in connection with Regulation of Takeovers and Security Holder Communications (Release No. 33-7760, 34-42055) promulgated by the Securities and Exchange Commission ("SEC").



                               EXHIBIT INDEX

 EXHIBIT NO.    DESCRIPTION
 -----------    -----------
 99.1           Press Release issued by The Coastal Corporation dated
                January 26, 2000.